Exhibit 10.31

Statement of Work For

*** leveraging ***

Intel Corporation-

AMENDMENT NO. 5 TO

PURCHASE AGREEMENT — SERVICES PHASE 5 # CW1882970

BETWEEN

INTEL CORPORATION AND IMPINJ, INC.

For valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge Intel Corporation (“Intel”) and Impinj, Inc. (“Impinj”) hereby amend the above referenced Purchase Agreement — Services Phase 2 dated on or about December 23, 2009 # CW1882970 (the “Agreement”) as set forth hereafter.

1.	EFFECTIVE/EXPIRATION DATE

The Effective Date of this amendment (“Amendment”) shall be May 28th, 2013.

The Expiration Date for Amendment number 5 shall be July 31, 2013.

2.	DEFINITIONS

Unless provided otherwise in this Amendment, each term appearing in this Amendment shall have the same meaning as given in the Agreement.

The term “Service(s)” shall be expanded to include the work to be performed as set forth in Addenda “E” and “F” including any deliverables set forth in Addendum D resulting from such Services.

3.	AMENDMENTS

By executing this Amendment, Intel and Impinj are amending the Agreement to:

Include Addenda G (Hannegan1 ***-Application & Services Support) of the Agreement which are attached hereto and incorporated herein by this reference.

4.	LEGAL EFFECT ON AGREEMENT

As amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall take precedence.

INTEL CORPORATION		IMPINJ, INC.

BY:	/s/ Chris Hotchkiss	BY:	/s/ Scott Medford
NAME:	Chris Hotchkiss	NAME:	Scott Medford
TITLE:	Director Of Engineering	TITLE:	Senior Vice President of Sales
DATE:	5/28/2013	DATE:	06/12/2013

*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

ADDENDUM G

Hannegan1 *** Development & Services

Statement of Work for Purchase Agreement – Services:

Project Goal

This project has one goal:

Provide Application Development Support for *** Hannegan *** products by providing *** support for the Intel and provide related development kits/support as tabulated by Project Milestones, Deliverables and scheduled payment (table2 below).

Roles and Responsibilities

The project team shall comprise personnel from Intel and Impinj.

Intel shall:

•	Assign a project lead to provide project guidance and responses to Impinj’s questions and who has the authority to accept Impinj deliverables

•	To the extent Intel deems necessary or desirable, assign engineering resources on a full or part-time basis and provide the name of Intel’s engineering lead at SOW signing

•	Travel to Impinj facilities as necessary or desirable for engineering meetings and reviewing contract deliverables

Impinj shall:

•	Assign a project lead acceptable to Intel who shall have the authority to execute all deliverable commitments

•	Assign engineering resources on a full or part-time basis and provide the name of Impinj’s engineering lead at SOW signing

•	Travel to Intel or Intel customers’ facilities as necessary for engineering meetings and review of deliverables

*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Definitions:

Acceptance Criteria: Objective acceptance criteria, agreed to in writing by both Intel and Impinj, for deliverables under this SOW.

Project Scope and Intellectual Property

Impinj will provide the deliverables under this Addendum “as is” and without warranty of any kind, and Impinj disclaims any implied warranties. Each party’s liability under this Addendum will be limited to the total amount of fees paid or payable by Intel as set forth in Section 7 below, and neither party will have any liability for incidental or consequential damages under this Addendum. Notwithstanding the foregoing, this Section regarding limitation of liability shall not apply to claims or damages arising from death or personal injury or tangible property damage, from any breaches of obligations of confidentiality, or payments to third parties under the indemnity with respect to hazardous materials.

The parties agree that all Project IP under this Addendum are *** (and not ***).

Notwithstanding anything contrary in Section 9.B.(1), The *** delivered shall be confidential information of Impinj and provided to Intel under *** separately provided and agreed to.

Project Management

The project managers are:

For Intel:	For Impinj:
Chris Hotchkiss	Casey Hagen
Intel Corporation	Impinj, Inc.
MS JF2-92	701 North 34th Street
2111 NE 25th Avenue	Suite 300
Hillsboro, OR 97124	Seattle, WA 98103

1.	ENGAGEMENT OVERVIEW

1.1.	Engagement Description. This SOW defines a service level agreement between Impinj Inc. and Intel Corp. for *** services. Impinj will provide direction and training to a 3rd party *** firm of Intel’s choosing. The 3rd party is responsible for developing the below described ***.

This project is a single phase service agreement for Impinj Inc. to provide services to enable the development support of the ***.

The *** that is under development by *** is comprised of three core ingredients

a)	***

b)	***
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c)	***

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*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

The initial sets of features are listed in Addendum G of this statement of work for informational purposes to provide a scope of work on level of support required by Impinj.

1.2.	Application & Service Overview

This section is provided to describe the *** and use case to only provide a scope of work and services framework for Impinj Inc. Impinj deliverables are limited to what is described in the Project Milestones, Deliverables and scheduled payment -Table2 of this document

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*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

The *** is connected to the *** and the *** providing a ***:

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Figure1: The Overall View of *** connection to the *** and the ***

The following *** is the minimum required features. ***. Additional *** will be defined and added (within the scope of 1 week of allotted change orders) will be supported as long as project schedule is not impacted.

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Figure2: *** screen- Reads different *** that are on the ***, etc.

*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

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Figure 3: *** Screen: Note that some of the ***. Need a suggestion on how to modify and why and if modification only happens through ***.

*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

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Figure 4: *** Screen: *** is used for *** and get ***. This screen will enable the ISV or internal engineer to ***.

*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

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Figure 5: *** Screen- *** is simply a *** that has been *** on what the latest *** entails.

*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

*** Classification

The following is the list of content information that will be read/write in the *** and compared to a *** for Phase 1. This *** can be used to determine the ***.

Item Number	Content Description	*** Type	*** Location	***

1	***	***	Factory	***

2	***	***	Factory	***

3	***	***	Factory	***

4	***	***	Factory	***

5	***	***	Factory	***

6	***	***	Factory	***

7	***	***	Engineering	***

8	***	***	Lab	***

9	***	***	Lab	***

10	***	***	Lab	***

Table 1. Phase 1 *** Requirements

*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

*** Structure

The following is the proposed *** is solely provided to give an overview of the flow to the *** developer.

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Figure 6. ***

Impinj Inc Services. Impinj will provide the following *** development and consulting services (“Services”) to the Client and deliver to Client the materials and deliverables (“Deliverables”) set forth as described in Table2 under Project Milestones, Deliverables and scheduled payment).

2.	Project Deliverables & Acceptance of Deliverables

2.1.	Deliverables and Acceptance of Deliverables. The Deliverables and Acceptance of Deliverables, together with their applicable specifications and estimated delivery dates, are described in section Table 2 below.

*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Project Milestones, Deliverables and scheduled payment

The project milestones shall be as defined below.

Services
	Milestone	Date	Deliverables	Acceptance Criteria	Payment Upon Milestone Completion
1	Contract Signing	5/28/13	Contract Signing	Agreement To terms of Phase5, Addendum G	***
2	***	***	***	Product Shipment	***
3	***	***	***	Product Shipment	***
4	***	***	***	Product availability	***
5	***	***	***	Onsite-Remote Support As desired and agreed by client	***
6*	***	***	***	Integration of the Revolution app to the dashboard	***

*	Impinj & Intel will make every effort to limit the travel expenses. Intel will reimburse Impinj for any travel expenses that both parties agree to.

Table2: Project Milestones, Deliverables and scheduled payment

In witness whereof:

Intel Corporation	Impinj, Inc.
Chris Hotchkiss	Casey Hagen
Sr Director, Mobile Communication Group	Director, Application Engineering
Intel Corporation	Impinj, Inc.
20111 NE 25th Ave	701 North 34th Street, Suite 300
Hillsboro, OR 97124	Seattle, WA 98103

/s/ Chris Hotchkiss	/s/ Casey Hagen
Client Signature	Imping, Inc. Signature

*** Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.